SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 7, 2008

(date of earliest event reported)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2007-2 Mortgage Pass-Through Certificates, Series 2007-2)

MASTR ASSET SECURITIZATION TRUST 2007-2
(Exact name of Issuing Entity as specified in its charter)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Depositor as specified in its charter)

SUNTRUST MORTGAGE, INC.
(Exact name of Sponsor as specified in its charter)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Registrant as specified in its charter)
Delaware	333-130373-35	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its MASTR Asset Securitization Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130373) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant offered $330,899,576 aggregate principal amount of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-R, Class A-P, Class A-X, Class B-I, Class B-1, Class B-2 and Class B-3 Certificates of its MASTR Asset Securitization Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2 on December 21, 2007.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 26, 2007, as supplemented by the Prospectus Supplement dated December 21, 2007 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Agreement”), attached hereto as Exhibit 4.1, dated as of December 1, 2007, among Mortgage Asset Securitization Transactions, Inc., in its capacity as depositor (the “Depositor”), SunTrust Mortgage, Inc., as transferor (the “Transferor”) and as servicer (the “Servicer”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”) and as credit risk manager (in such capacity, the “Credit Risk Manager”), U.S. Bank National Association, as trustee (the “Trustee”), and SunTrust Bank, as custodian (the “Custodian’).  The Certificates consist of the following classes: Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-R, Class A-P, Class A-X, Class B-I, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain fixed-rate loans secured by first liens on Mortgaged Properties (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $334,073,944 as of December 1, 2007.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing Agreement, dated as of December 1, 2007, by and among the Depositor, the Transferor, the Servicer, the Master Servicer, the Trust Administrator, the Credit Risk Manager, the Trustee and the Custodian.

99.1

Purchase, Warranties and Servicing Agreement, dated as of July 1, 2007, by and between the Depositor, as purchaser, and the Servicer, as seller.

99.2

Reconstituted  Purchase, Warranties and Servicing Agreement, dated as of December 21, 2007, by and among the Depositor, as assignor, the Trustee, as assignee, and the Servicer, as servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: /s/     Zachary A. Phelps

Name:

Zachary A. Phelps

Title:

Associate Director

By: /s/     Jennie Tom

Name:

Jennie Tom

Title:

Associate Director

Dated:  January 7, 2008

Exhibit Index

Exhibit No.

4.1

Pooling and Servicing Agreement, dated as of December 1, 2007, by and among the Depositor, the Transferor, the Servicer, the Master Servicer, the Trust Administrator, the Credit Risk Manager, the Trustee and the Custodian.

99.1

Purchase, Warranties and Servicing Agreement, dated as of July 1, 2007, by and between the Depositor, as purchaser, and the Servicer, as seller.

99.2

Reconstituted  Purchase, Warranties and Servicing Agreement, dated as of December 21, 2007, by and among the Depositor, as assignor, the Trustee, as assignee, and the Servicer, as servicer.